UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2014

Anaren, Inc.
(Exact name of registrant as specified in its charter)

New York	000-06620	16-0928561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (315) 432-8909

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 6, 2014, Anaren, Inc., a New York corporation ("Anaren" or the "Company"), held a special meeting of shareholders to submit the following proposals to a vote of shareholders: (i) to consider and vote upon a proposal (the "Merger Proposal") to adopt the Agreement and Plan of Merger, dated as of November 4, 2013, as amended and as may be further amended from time to time, among ANVC Holding Corp., a Delaware corporation, ANVC Merger Corp., a New York corporation and wholly owned subsidiary of ANVC Holding Corp. ("Merger Sub"), and Anaren (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Anaren, with Anaren continuing as the surviving corporation; (ii) to consider and vote upon a proposal (the "Compensation Proposal") to approve, by a non-binding, advisory vote, the specified compensation arrangements disclosed in the proxy statement that may be payable to Anaren's named executive officers in connection with the consummation of the merger and (iii) to approve an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement (the "Adjournment Proposal"). The Merger Proposal, the Compensation Proposal and the Adjournment Proposal are described in detail in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on December 20, 2013.

At the special meeting, the Company's shareholders approved all three proposals. Holders of 12,018,121 shares of Company common stock, representing approximately 89% of the shares of Company common stock outstanding as of the record date for the special meeting, were present in person or by proxy, and a summary of the voting results for each proposal is set forth below:

Merger Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
11,512,181	78,202	427,738	0

Compensation Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
9,529,234	1,996,249	492,638	0

Adjournment Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
11,186,255	654,124	177,742	0

The votes in favor of the Merger Proposal represented approximately 86% of the shares of Company common stock outstanding as of the record date for the special meeting.

Item 8.01. Other Events.

On February 7, 2014, the Company issued a press release announcing the results of the shareholder vote on the proposals at the special meeting. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Exhibit Description

99.1	Press Release dated February 7, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anaren, Inc. (Registrant)
February 7, 2014 (Date)	/s/ LAWRENCE A. SALA Lawrence A. Sala President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated February 7, 2014.